INVESTOR DAY ViewRay NOV. 17 20 22 Exhibit 99.1

ViewRay NOV. 17 20 22

INVESTOR DAY ViewRay NOV. 17 20 22

©2022 ViewRay Technologies, Inc. All rights reserved. 4 Forward-looking statement This presentation contains forward-looking statements within the meaning of Section 27A of the Private Securities Litigation Reform Act. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, ViewRay's financial guidance for the full year 2022, anticipated future orders, anticipated future operating and financial performance, treatment results, therapy adoption, innovation, and the performance of the MRIdian systems. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the ability to commercialize the MRIdian Linac System, demand for ViewRay's products, the ability to convert backlog into revenue, the timing of delivery of ViewRay's products, the timing, length, and severity of the COVID-19 pandemic, including its impacts across our businesses on demand, our operations and global supply chains, disruptions in the supply or changes in costs of raw materials, labor, product components or transportation services as a result of inflation, the results and other uncertainties associated with clinical trials, the ability to raise the additional funding needed to continue to pursue ViewRay's business and product development plans, the inherent uncertainties associated with developing new products or technologies, competition in the industry in which ViewRay operates, and overall market conditions. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to ViewRay's business in general, see ViewRay's current and future reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its Quarterly Reports on Form 10-Q, as updated periodically with the Company's other filings with the SEC. These forward-looking statements are made as of the date of this presentation, and ViewRay assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Individual customer and patient results are illustrative only and are not predictive of future results. The opinions and clinical experiences presented herein are specific to the featured physicians and the featured patients and are for information purposes only. Nothing in this material is intended to provide specific medical advice or to take the place of written law or regulations. ViewRay issued a press release and presentation for today’s call. The presentation can be viewed live on the webcast or downloaded from the “financial events and webinars” portion of our website at www.investors.viewray.com. The call is being broadcast and webcast live, and a replay will be available for 14 days. Listeners are cautioned that comments made by management during this presentation may include forward-looking statements within the meaning of federal securities laws. These statements involve material risks and uncertainties, and actual results could differ from those projected in any forward-looking statement due to numerous factors. For a description of these risks and uncertainties, please see ViewRay's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its Quarterly Reports on Form 10-Q, as updated periodically with the company's other SEC filings. Furthermore, the content of this conference call contains time-sensitive information accurate only as of today, November 1, 2022. ViewRay undertakes no obligation to revise or otherwise update any statements to reflect events or circumstances after the date of this presentation.  Medical advice disclaimer: ViewRay is a medical device manufacturer and cannot and does not recommend specific treatment approaches. Individual results may vary. Financial disclosure: Dr. Hoffe, Dr. Frakes, Dr. Kotecha, Dr. Camilleri, Dr. Srivastava, Dr. Good, Dr. Nagar, Dr. Mittauer, Dr. Moghanki, & Genesis Care have either received consulting fees and/or research grants from ViewRay, Inc. or include participation on the Medical Advisory Board of ViewRay, Inc. ViewRay and Katie Couric Media entered a partnership where ViewRay may pay fees for KCM sponsored materials. Forward-looking statements and disclaimer

5 • Welcome and overview Scott Drake, President and Chief Executive Officer • Commercial update Paul Ziegler, Chief Commercial Officer • Clinical update Martin Fuss, MD, Chief Medical Officer • KOL panel Dr. S. Hoffe, Dr. H. Nagar, Dr. J. Good, Paul Gearing   Moderator: Hailey Austin, Director, Clinical Operations • Financial outlook Zach Stassen, Chief Financial Officer • Q&A • Product demo and reception A G EN D A 3

©2022 ViewRay Technologies, Inc. All rights reserved. 6 T H E D I F F E R E N C E I S O U R P E O P L E OUR VISION OUR MISSION Treat and prove what others can’t. OUR VALUES We are re-envisioning radiation therapy to conquer cancer— because our lives depend on it. • Together • Accountability • Integrity & candor • Radical customer delight • Bold innovation • Humility the WHAT

Attract, retain, develop The best talent on the planet Strategic clarity Operate with strategic clarity Culture Live our shared values the HOW Execute As if lives depend on it because in our case indeed they do! Organizational and individual clarity—rigorous execution 7

Personalized and Precise Care More and more consideration is given to quality of life beyond treatment and increased effort to mitigate side effects. Evolution from aggressive, invasive, blunt treatment to highly targeted, minimally invasive, personalized therapy. TRENDS CANCER CARE Surgery Radiation Medical 8

©2022 ViewRay Technologies, Inc. All rights reserved. 9 Dose vs. toxicity paradigm Lower dose ~20-40 treatments Limited treatment options & higher toxicity Paradigm broken – ablative dose with low to no grade 3+ toxicity Conventional MRIdian® Paradigm shift is clear Ablative dose 5 or fewer treatments Extended survival & enhanced quality of life > > > 7

©2022 ViewRay Technologies, Inc. All rights reserved. 10 Customers’ definition of clinical success  The MRIdian 5 Ablative dose 1 Tight margins 2 No fiducials 3 5 or fewer fractions 4 No to low grade 3+ toxicity 5 Among alternatives in the clinical landscape, we have found MRIdian’s evidence fits this criteria.

Innovation Market awareness Clinical data Therapy adoption Customers & patients need to be aware that short course, highly effective therapy, with low levels of side effects is available TODAY! Our clinical, innovation, and awareness efforts lead current customers to expand their MRIdian footprint & new customers to join the MRIdian family. Our customers will tell you our clinical pipeline is unlike anything ever seen in this space Clinical results are delivered by a relentless focus on advancing our technology – making it faster, easier to use, and enhancing clinical utility ST R AT EG IC P IL LA R S 11

MRIdian – differentiated technology

	MRIdian	MRgRT[1]	Conventional RT[2,3]
Diagnostic MRI imaging	✓	✓	✗
Daily adaptive workflow with unlimited re-optimization	✓	✓	✗
Parallel, collaborative workflow with remote access	✓	✗	✗
3D, multiplanar tracking and automated beam control	✓	✗	✗
Integrated patient display	✓	✗	✗
Fits in standard vault	✓	✗	✓

1. Elekta Premarket FDA Notification. (2018 December 4). Retrieved from https://www.accessdata.fda.gov/cdrh_docs/pdf18/K182076.pdf
2. Accuracy Incorporated (2019). RADIXACT Treatment Delivery System. MKT-RX-0419-0160. Retrieved from https://www.accuray.com/wp-content/uploads/treating-prostate-tumors-with-synchrony-on-the-radixact-mkt-rx-0419-0160.pdf
3. Varian incorporated (2016 February). Calypso Soft Tissue Beacon Transponder. RAD-10391. Retrieved fromhttps://www.varian.com/sites/default/files/resource attachments/Calypso17G_BeaconTransponderProductBrief_RAD10391_Feb2016_SECURED.pdf

©2022 ViewRay Technologies, Inc. All rights reserved.

12

©2022 ViewRay Technologies, Inc. All rights reserved. 13 Brain FOCUSED Clinical strategy Tough-to-treat cancers Common cancers Pancreas Lung Breast Prostate 1

©2022 ViewRay Technologies, Inc. All rights reserved. 14 Focused disease sites   Patient-centric roadmap Approved for external investor use only GOALS:  - Local control - Extend survival - Short course treatment - Low to no toxicity Tough-to-treat cancers e.g., pancreas, ultra/central lung & brain Common cancers e.g., prostate & breast GOALS:  - Improved quality of life e.g., incontinence, ED, cosmesis in breast - Short course treatment - Reduction in recurrence

Market awareness Patient awareness Clinical research Advocacy interests Outstanding pancreatic data demonstrating 53%,   2-year survival on MRIdian. PanCAN patient support staff refers patients to MRIdian centers. MIRAGE phase 3 RCT data from UCLA demonstrated a significant reduction in GU toxicity. UCLA has shifted to almost exclusively offering MRIdian for prostate cancer. MRIdian’s clinical success and growing footprint make now the right time to partner and amplify the message to raise patient and clinician awareness 15

©2022 ViewRay Technologies, Inc. All rights reserved. 16 Therapy adoption MRIdian vs. market MRIdian vs. market 300 250 86% 13% patients per year Throughput SBRT adoption shorter course treatment 1/3 MRIdian   customers   have already reinvested, or are looking to reinvest in add’l MRIdian systems nearly >

MRIdian SMART

Reducing patient disruption

Conventional RT (45 fractions)							
	SUN	MON	TUE	WED	THR	FRI	SAT
Week 1		X	X	X	X	X	
Week 2		X	X	X	X	X	
Week 3		X	X	X	X	X	
Week 4		X	X	X	X	X	
Week 5		X	X	X	X	X	
Week 6		X	X	X	X	X	
Week 7		X	X	X	X	X	
Week 8		X	X	X	X	X	
Week 9		X	X	X	X	X	

©2022 ViewRay Technologies, Inc. All rights reserved.

17

MRIdian SMART

Reducing patient disruption

Conventional RT (45 fractions)	SUN	MON	TUE	WED	THR	FRI	SAT
Week 1		X	X	X	X	X	
Week 2		X	X	X	X	X	
Week 3		X	X	X	X	X	
Week 4		X	X	X	X	X	
Week 5		X	X	X	X	X	
Week 6		X	X	X	X	X	
Week 7		X	X	X	X	X	
Week 8		X	X	X	X	X	
Week 9		X	X	X	X	X	

MRIdian SMART (<5 fractions)	SUN	MON	TUE	WED	THR	FRI	SAT
Week 1		✓	✓	✓	✓	✓	

Patients get back to what matters most…

- back to **health**
- back to **life**
- back to **family**
- back to **work**

©2022 ViewRay Technologies, Inc. All rights reserved.

18

MRIdian SMART
Reducing patient disruption

Conventional RT (45 fractions)

	SUN	MON	TUE	WED	THR	FRI	SAT
Week 1		X	X	X	X	X	
Week 2		X	X	X	X	X	
Week 3		X	X	X	X	X	
Week 4		X	X	X	X	X	
Week 5		X	X	X	X	X	
Week 6		X	X	X	X	X	
Week 7		X	X	X	X	X	
Week 8		X	X	X	X	X	
Week 9		X	X	X	X	X	

MRIdian SMART (<5 fractions)

SUN	MON	TUE	WED	THR	FRI	SAT
	✓	✓	✓	✓	✓	

Patients get back to what matters most…

- back to **health**
- back to **life**
- back to **family**
- back to **work**

©2022 ViewRay Technologies, Inc. All rights reserved.

19

20 93% patients treated since 2014 CAGR 58 systems installed around the world* MRIdian systems in planning or currently being installed MRIdian 80~ MARKET Adoption *FY ‘22 18

21 Accelerating revenue growth • 2020 – 2022 top 10% of Med Tech growth • >2x business in the next 3 years >30% CAGR 2020 - 2022 2023 - 2025 ~32% CAGR

©2022 ViewRay Technologies, Inc. All rights reserved. 22 Positioned well for next phase of growth Tailwinds Headwinds • Incredible patient impact • Innovation + clinical pipeline • Strong commercial backlog + interest • Durable revenue growth • P&L Leverage • Supply chain • A/R timing

Delivering growth & value ’23 – ‘25

>30%
CAGR

Revenue growth
Strong sales growth exceeding Med Tech sector

>30%
Gross margin

Margin expansion
Healthy gross margin expansion of >2,000 bps

MSD
Opex CAGR

Meaningful leverage
Significantly faster sales growth than operating expense growth

Path to adj. EBITDA & cash flow breakeven ’25 – ‘26

©2022 ViewRay Technologies, Inc. All rights reserved.

23

KCM Spot 24

25 Commercial

26 Commercial execution   Innovation Market   awareness Clinical data Therapy   adoption STRATEGIC PILLARS Drive therapy adoption to create competition & accelerate demand Differentiation ‒ See, Shape, Strike ‒ Voice of customer ‒ Innovation realized Advocacy ‒ Physicians ‒ Administrators ‒ Patients Value ‒ Clinical ‒ Strategic ‒ Economic Programs ‒ Service line expansion ‒ Utilization ‒ Reinvestment 24

©2022 ViewRay Technologies, Inc. All rights reserved. 27 Global patient opportunity 2M 9.5M 19M treated patients addressable patients new diagnoses 50% of cancer patients will receive radiation therapy at some point during the course of their treatment. Global cancer diagnosis Newly diagnosed patients each year Addressable market Half of patients receive RT at some point during treatment Courses of treatment Annual patients treated: 1M patients treated in the US; ~1M ROW some point during treatment 01 02 03

©2022 ViewRay Technologies, Inc. All rights reserved. 28 SAM 3,700 Centers / 10,460 Linacs TM 3,250 Centers / 9,200 Linacs TAM 7,900 Centers / 14,250 Linacs Global market opportunity Total addressable market MRIdian competes for 95% of centers/linacs Service addressable market Targeting 2+ vault centers Target market Commercial priorities focused in • North America (US, Canada) • Europe (Big 5 - UK, France, Italy, Germany, Spain) • APAC (Japan, Korea, China, Taiwan, India) 01 02 03

10YEAR ANNIVERSARY of INNOVATION MRIdian Linac FDA clearance MRIdian SmartVISION & HSMLC FDA clearance MRIdian A3i FDA clearance 2021 DEC 2019 FEB 2017 FEB MRIdian Cobalt FDA clearance 2012 FEB 29

©2022 ViewRay Technologies, Inc. All rights reserved. 30 MRIdian SMART  Stereotactic MR-guided Adaptive Radiotherapy SHAPE STRIKE SEE SEE SHAPE STRIKE High-value MRI On-table adaptive re- planning Real-time, 3D tissue tracking and automated beam control

©2022 ViewRay Technologies, Inc. All rights reserved. 31 • Streamlined on-table adaptive workflow • Expanded clinical utility Newest innovation in MRgRT …intelligently CONTOURING ADAPTING BEAM GATING Auto- Auto- Auto- 4TH GEN

©2022 ViewRay Technologies, Inc. All rights reserved. 32 MRIdian A3i and BrainTx™ Parallel, collaborative, remote workflow BrainTx™ Integrated patient displayMultiplanar, 3D tissue tracking and beam gating

©2022 ViewRay Technologies, Inc. All rights reserved. 33 20172012 2020 20212019 1. Internal and historical company data 2. MRIdian usage data as of 7.1.2022 • Today 58 systems installed globally* • ~1/3 of MRIdian customers have already reinvested, or are looking to reinvest in add’l MRIdian systems • 7 MRIdian centers exceeding 1,000 pts  (WashU 2,000 01/2023) • Top 10 highest volume customers treating over 300 patients/year   (2022 run rate) 20222018 27K patients treated s u r p a s s i n g 1k pts MRIdian First in patients  First in innovation  San PietroUCLA  AUMC SNUH   Gemelli 1k pts 1k pts 1k pts WashU MRIdian Cobalt MRIdian   Linac MRIdian   A3i SmartVISION High Speed MLC Real-time tissue tracking and automated beam gating since 2012 Henry  Ford 93% CAGR *FY ‘22

Therapy adoption drives growth

Successful programs drive competition, expansion & reinvestment

58

programs globally*

~80

systems in planning or installation



x2
$
x2
$
x2
$
$
$
$
$
$
$

10YR

replacement

Annual service revenue



$
Y1
Y2
Y3
Y4
Y5
Y6
Y7
Y8
Y9
Y10

*FY '22

©2022 ViewRay Technologies, Inc. All rights reserved.

35 Clinical strategy

©2022 ViewRay Technologies, Inc. All rights reserved. 36 Brain Lung Pancreas Breast Prostate FOCUSED Clinical strategy Tough-to-treat cancers Common cancers 34

©2022 ViewRay Technologies, Inc. All rights reserved. 37 Radiation therapy considerations Often resulting in insufficient doses for long term benefit Safely deliver radiation dose while minimizing side effects Tolerance of healthy tissue dictates radiation dose Do no harm!

©2022 ViewRay Technologies, Inc. All rights reserved. 38 J Med Phys, 2011;36:192-197J Gastrointest Oncol 2014;5(3):236-246 Safety is top of mind

©2022 ViewRay Technologies, Inc. All rights reserved. 39 Radiation therapy limitations • Patient anatomy changes from day to day — shape and size of tumor and surrounding organs • Intra-fraction motion — during treatment respiratory motion and changes in filling status Motion management

©2022 ViewRay Technologies, Inc. All rights reserved. 40 Planning Target Volume: concept and limitations OAR 1 Target OAR 2 Prostate RT Pancreas RT

©2022 ViewRay Technologies, Inc. All rights reserved. 41 OAR 1 Target OAR 2 Prostate RT Typical margins 3-5 mm Pancreas RT Planning Target Volume: concept and limitations

©2022 ViewRay Technologies, Inc. All rights reserved. 42 OAR 1 Planning Target Volume: concept and limitations Target OAR 2 Prostate RT Typical margins 3-5 mm Pancreas RT OAR Target

©2022 ViewRay Technologies, Inc. All rights reserved. 43 OAR Target OAR 1 Target OAR 2 Prostate RT Typical margins 3-5 mm Pancreas RT Planning Target Volume: concept and limitations

©2022 ViewRay Technologies, Inc. All rights reserved. 44 OAR cTarget OAR 1 Target OAR 2 Prostate RT Typical margins 3-5 mm Pancreas RT Typical margins 5-15 mm Planning Target Volume: concept and limitations

©2022 ViewRay Technologies, Inc. All rights reserved. 45 Motion management Radiation therapy In an ideal world Optimal assessment of the position of the tumor and organ risk immediately prior to radiation dose delivery Ability to adjust original dose plan if changes were observed Continuously tracking of the target and organs at risk during radiation dose delivery to control the beam

©2022 ViewRay Technologies, Inc. All rights reserved. 46 Diagnostic-quality MR imaging Optimal imaging of target and organs at risk prior to RT SEE MRIdian® Ref: https://doi.org/10.1186/s13014-021-01758-w

©2022 ViewRay Technologies, Inc. All rights reserved. 47 Diagnostic-quality MR imaging Optimal imaging of target and organs at risk prior to RT SEE MRIdian® Ref: sciencedirect.com/science/article/abs/pii/S1055320721000491

©2022 ViewRay Technologies, Inc. All rights reserved. 48 Precise and personalized Adaptation of original treatment plan when medically necessary SHAPE MRIdian® Initial plan Predicted dose Adapted plan

©2022 ViewRay Technologies, Inc. All rights reserved. 49 The MRI controls the beam Real-time, 3D tissue tracking and automated beam control STRIKE MRIdian®

50 • Allows clinicians to fundamentally re- think radiation therapy • Provides opportunity for radiation dose escalation without increasing the risk for normal tissue toxicity • Enables ablative, shortened treatment courses (SBRT at BED10=>100 Gy) The MRIdian difference MRIdian overcomes the limitation of conventional radiation therapy

51 Clinical trial results  ASTRO 2022 Phase II: SMART pancreas (tough-to-treat cancer)

ASTRO 2022
Clinical trial results

SMART Pancreas (ViewRay)

VIEWRAY

01
Study design
Phase II, single arm, multi-center, international, n=136

02
Treatment method
Ablative SMART therapy
(50 Gy in 5 fractions, BED_{10}=100 Gy)

03
Endpoints
Primary: 90-day grade 3 or higher toxicity, hypothesis <16%

Secondary: 2-year survival, distant recurrence free survival, quality of live

Primary endpoint was met!

04
Results
- 0% grade 3+ toxicity definitively related to SMART therapy
- 8.8% grade 3+ toxicity possibly related to SMART therapy
- One-year survival 93%

05
Conclusions
Primary objective was met, signaling further prospective evaluation of ablative SMART therapy.

52

Tough-to-treat
Goal: extend survival

	Conventional RT	MRIdian SMART	UP NEXT
Pancreas	**LAP 07** **Standard RT dose** 15 months median survival for non-ablative RT + chemo vs ~16 month with chemo alone	**SMART pancreas** **Ablative dose** Low toxicity endpoint met, early OS signal encouraging previous retrospective series show up to 26 months OS	**LAP-ABLATE** to prove MRIdian SMART extends survival
Lung	**HILUS** **15% grade 5** & **34% grade 3** after SBRT to central & ultra-central lung	**AUMC** **8% grade 3** & **0% grade 5** after MRIdian SMART to central & ultra-central lung (retrospective)	**LUNG STAAR** to prospectively prove the safety of MRIdian SMART to treat central & ultra-central lung

©2022 ViewRay Technologies, Inc. All rights reserved.

Approved for external investor use only 53

54 Clinical trial results  ASTRO 2022 Phase III: MIRAGE prostate (common cancer)

ASTRO 2022
Clinical trial results

MIRAGE Prostate (UCLA)

VIEWRAY®

01

Study design

Phase III, randomized, single-institution

02

Treatment method

CBCT-guided vs MR-guided SBRT

03

Endpoints

Primary: 90-day grade 2 or higher GU and GI toxicity

Secondary: biochemical control (PSA control), OS, QOL

04

Results

- 60% reduced odds of grade 2+ GU toxicity (multi-variable analysis)
- Elimination of grade 2+ GI toxicity

05

Conclusions

MRI-guidance leads to a significant reduction in acute physician-scored GU & GI toxicity

55

More common cancers
Goal: enhance quality of life

	Conventional RT	MRIdian SMART
Prostate (intact & post-op)	Mostly long-course treatment (28-45 fx) Standard dose SBRT (36.25 Gy) shows similar toxicity to long-course RT	**MIRAGE** **High-dose SBRT** 60% reduced chance of GU toxicity with MRgRT No excess toxicity despite higher dose (40 Gy)
Breast (post-lumpectomy)	Long-course treatment limits access to care Shortened courses (APBI) carry the risk of poor cosmesis	**WashU, phase 1/2** Single fraction treatment with excellent cosmesis

FORT & SHORTER
To move intact prostate SBRT to 2 fx and reduce the post-op treatment schedule without increasing toxicity

UP NEXT

BreaStBRT
Compare 5 fx vs 1 fx to demonstrate safety and improve quality of life & access to care

©2022 ViewRay Technologies, Inc. All rights reserved.

Approved for external investor use only 56

57 KOL panel

©2022 ViewRay Technologies, Inc. All rights reserved. 58 Thought leaders James Good, MD, PhD Clinical Director of Stereotactic Radiotherapy  GenesisCare Sarah Hoffe, MD Section Head, GI Radiation Oncology Director of Radiation Oncology Virtual Reality/Innovation Moffitt Himanshu Nagar, MD Assistant Professor of Radiation Oncology Weill Cornell Medicine NewYork-Presbyterian Paul Gearing, MS Senior Vice President of Physician Services & Development GenesisCare

60 Financial outlook

Delivering growth & value '23 – '25

>30%
CAGR

Revenue growth
Strong sales growth exceeding Med Tech sector

>30%
Gross margin

Margin expansion
Healthy gross margin expansion of >2,000 bps

MSD
Opex CAGR

Meaningful leverage
Significantly faster sales growth than operating expense growth

Path to adj. EBITDA & cash flow breakeven '25 – '26

©2022 ViewRay Technologies, Inc. All rights reserved.

61

©2022 ViewRay Technologies, Inc. All rights reserved. 62 0 75 150 225 300 2020 2021 2022 2023 2024 2025 (i n m ill io ns ) REVENUE Growth >30% CAGR • 7x the RT market from ’20 – ’22 • Top tier Med Tech growth to ’25 • >2x business in the next 3 years 59

63 $12M revenue cycles 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Service contracts run for the life of the system – which is typically 10 years At that point we begin a replacement cycle with the sale of a new system and start the cycle all over again begin replacement cycleinitial system sale Year Power of the installed base

©2022 ViewRay Technologies, Inc. All rights reserved. 64 Gross margin drivers Revenue growth • Top tier growth • Full utilization of infrastructure Cost down • Process & design enhancement • Insourcing of key parts and components Service efficiency • Improved FSE ratio • Geographic density • Remote capabilities 61

©2022 ViewRay Technologies, Inc. All rights reserved. 65 Gross margin 2020 2021 2022 2023 2024 2025 finalSales drop through Service efficiency Cost down 2025 System gross margin • Top tier market growth • Leveraging overhead • Cost down - ~$1mm/system savings Service gross margin • Deliver & capture add’l value • Improved service efficiency • Remote access & geographic leverage Long term targets: System gross margin of ~40% Service gross margin of ~50% >1,500 bps improvement >2,000 bps improvement 62

©2022 ViewRay Technologies, Inc. All rights reserved. 66 Gross margin - system 2020 2021 2022 2023 2024 2025 final2025 >1,500 bps improvement >2,000 bps improvement System gross margin • Top tier market growth • Leveraging overhead • Cost down - ~$1mm/system savings Service gross margin • Deliver & capture addt’l value • Improved service efficiency • Remote access & geographic leverage Long term target: System gross margin of ~40% 63 Sales drop through Service efficiency Cost down

©2022 ViewRay Technologies, Inc. All rights reserved. 67 Gross margin - service 2020 2021 2022 2023 2024 2025 final2025 >1,500 bps improvement >2,000 bps improvement System gross margin • Top tier market growth • Leveraging overhead • Cost down - ~$1mm/system savings Service gross margin • Deliver & capture addt’l value • Improved service efficiency • Remote access & geographic leverage Long term target: Service gross margin of ~50% 64 Sales drop through Service efficiency Cost down

©2022 ViewRay Technologies, Inc. All rights reserved. 68 Meaningful operating leverage R&D: • Talent in place to continue strong pace of innovation • Nonrecurring engineering uptick in 2023 to drive cost down project S&M: • Sales force positioned to support higher volumes • Incremental investments to accelerate therapy adoption & expand pipeline G&A: • Existing infrastructure sufficient for future growth • ERP install completed in 2022 to support much larger organization 01 02 03 65

©2022 ViewRay Technologies, Inc. All rights reserved. 69 Growth model Revenue growth • Large underpenetrated TAM • Top tier growth - >30% Margin expansion • Achieve >30% margin (>2,000 bps cumulative expansion) • Leverage on existing overhead • Service efficiency from greater geographic density and remote access capabilities • Cost down project - $1mm/system savings Meaningful leverage • Infrastructure in place to deliver top tier growth • MSD operating expense growth Adj. EBITDA and cash flow breakeven in the ‘25-’26 timeframe

©2022 ViewRay Technologies, Inc. All rights reserved. 70 Beyond 2025 • Early innings of TAM penetration • Reaching key milestones on unit economics • On the cusp of replacement cycle 67

More patients More proof More promise 71

72 Q & A Email questions to investors@viewray.com